DALA PETROLEUM CORP.

FORM OF INCENTIVE STOCK OPTION AGREEMENT

Name of Optionee:
No. of Common Shares Covered:	Date of Grant:
Exercise Price Per Common Share:	Expiration Date:
Exercise Schedule:

Date(s) of Exercisability	No. of Common Shares as to which the Option becomes Exercisable

This is an Incentive Stock Option Agreement (the “Agreement”) between Dala Petroleum Corp. (the “Company”), and the optionee identified above (the “Optionee”), effective as of the Date of Grant specified above.

Recitals:

WHEREAS, the Company has entered into an Agreement and Plan of Merger (the “Merger Agreement”) with KonaTel, Inc., a Nevada corporation, as of the Date of Grant listed above; and

WHEREAS, Pursuant to the Merger Agreement, the Board of Directors of the Company (the “Board”) and any Committee of the Board authorized by the Board with the responsibility of determining the grants of Options on the Shares (the “Committee”) hereby grants the Option to the Optionee to purchase the number of shares of $0.001 par value common stock of the Company (the “Shares”) specified at the beginning of this Agreement under the following terms and conditions:

1.  Grant.  The Optionee is granted the Option to purchase the number of Shares specified at the beginning of this Agreement.

2.  Exercise Price.  The price to the Optionee of each Share subject to the Option will be the exercise price specified at the beginning of this Agreement (which price may not be less than the Fair Market Value as of the date of grant or, if the Optionee owns or is deemed to own stock possessing more than 10% of the combined voting power of all classes of stock of the Company, 110% of the Fair Market Value as of the Date of Grant).

3.  Incentive Stock Option.  The Option is intended to be an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), provided that to the extent the Option or part thereof fails to qualify as an incentive stock option, it will be treated as a non-statutory stock option.

4.  Exercise Schedule.  The Option will vest and become exercisable as to the number of Shares and on the dates specified in the Exercise Schedule at the beginning of this Agreement. The Exercise Schedule will be cumulative; thus, to the extent the Option has not already been exercised and has not expired, terminated or been cancelled, the Optionee or the person otherwise entitled to exercise the Option as provided herein may at any time, and from time to time, purchase all or any portion of the Shares then purchasable under the exercise schedule.

The Option may also be exercised in full (notwithstanding the Exercise Schedule) under the circumstances described in Section 8 of this Agreement if it has not expired prior thereto.

5.  Expiration.

(a)  Timing. The Option will expire at 5:00 p.m. Eastern Time on the earliest of:

(1)  The Expiration Date specified at the beginning of this Agreement;

(2)  The expiration of the period after the termination of employment of the Optionee within which the Option can be exercised (as specified in Section 7 of this Agreement); or

(3)  Upon termination of the Optionee’s employment for cause, or if it is determined by the Company within ten (10) days after termination of the Optionee’s employment by the Optionee that cause existed for termination by the Company, the date of such determination.

(b)  Expiration Final.  In no event may anyone exercise the Option, in whole or in part, after it has expired, notwithstanding any other provision of this Agreement.

(c)  Rescission.  If the Option is exercised, and prior to the delivery of the certificate representing the Shares so purchased, it is determined that cause for termination existed, then the Company, in its sole discretion, may rescind the Option exercise by the Optionee and terminate the Option.

6.  Procedure to Exercise Option.

(a)  Notice of Exercise.  The Option may be exercised by delivering written notice of exercise to the Company at the principal executive office of the Company, to the attention of the Company’s Secretary, in the form attached to this Agreement. The notice shall state the number of Shares to be purchased, and shall be signed by the person exercising the Option. If the person exercising the Option is not the Optionee, he/she also must submit appropriate proof of his/her right to exercise the Option.

(b)  Tender of Payment.  Upon giving notice of any exercise hereunder, the Optionee shall provide for payment of the Exercise Price of the Shares being purchased through one or a combination of the following methods:

(1)  Cash (including check, bank draft or money order);

(2)  To the extent permitted by law, through a broker assisted cashless exercise in which the Optionee simultaneously exercises the Option and sells all or a portion of the Shares thereby acquired pursuant to a brokerage or similar relationship and uses the proceeds from such sale to pay the Exercise Price of such Shares; or

(3)  By delivery to the Company of unencumbered Shares having an aggregate Fair Market Value on the date of exercise equal to the Exercise Price of such Shares.

(c)  Limitation on Payment by Shares.  Notwithstanding Section 6(b) hereof, the Option may not be exercised through payment of any portion of the Exercise Price with Shares if, in the opinion of the Board, payment in such manner could have adverse financial accounting consequences for the Company that were not applicable at the time of the Date of Grant.

(d)  Delivery of Certificates.  As soon as practicable after the Company receives the notice and payment of the Exercise Price provided for above, it shall deliver to the person exercising the Option, in the name of such person, a certificate or certificates representing the Shares being purchased. The Company shall pay any original issue or transfer taxes with respect to the issue or transfer of the Shares and all fees and expenses incurred by it in connection therewith. All Shares so issued shall be fully-paid and nonassessable. Notwithstanding anything to the contrary in this Agreement, no certificate for Shares distributable under this Agreement shall be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the General Rules and Regulations of the United States Securities and Exchange Commission (the “SEC”) promulgated under the Securities Act and the Exchange Act, including published interpretations thereof by the SEC.

7.  Employment Requirement.  The Option may be exercised only while the Optionee remains employed with the Company or a parent or subsidiary thereof, and only if the Optionee has been continuously so employed since the date the Option was granted; provided that:

(a)  Post-Employment.  The Option may be exercised for three (3) months after termination of the Optionee’s employment, if such cessation of employment is for a reason other than death or disability, but only to the extent that it was exercisable immediately prior to termination of employment, provided, however, that if termination of the Optionee’s employment shall have been for cause, the Option shall expire, and all rights to purchase Shares hereunder shall terminate, immediately upon such termination.

(b)  Death or Disability.  The Option may be exercised to the extent that the Option was vested and exercisable as of the date of the death or disability of the Optionee, for one (1) year after termination of the Optionee’s employment if such termination of employment is because of death or disability of the Optionee.

8.  Acceleration of Vesting.

(b)  Change in Control.  If a change in control (as defined below) of the Company or buyout of the operations of the Company shall or is to occur, then the Option, if not already exercised in full or otherwise terminated, expired or cancelled, shall become immediately vested and exercisable in full and shall remain exercisable for a period of thirty (30) days following the completion of the change in control.

(c)  Discretionary Acceleration.  Notwithstanding any other provisions of this Agreement to the contrary, the Board or any Committee may, in its sole discretion, declare at any time that the Option shall be immediately exercisable.

9.  Limitation on Transfer.  During the lifetime of the Optionee, only the Optionee or his/her guardian or legal representative may exercise the Option.  The Option may not be assigned or transferred by the Optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

10.  No Shareholder Rights Before Exercise.  No person shall have any of the rights of a shareholder of the Company with respect to any Share subject to the Option until the Share actually is issued to him/her upon exercise of the Option.

11.  Discretionary Adjustment.  In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, or extraordinary dividend or divestiture (including a spin off), or any other change in the corporate structure or Shares of the Company, the Board or the Committee (or if the Company does not survive any such transaction, a comparable committee of the Board of Directors of the surviving corporation) may, without the consent of the Optionee, make such adjustment as it determines in its discretion to be appropriate as to the number and kind of securities granted herein and, in order to prevent dilution or enlargement of rights of the Optionee, the number and kind of securities issuable upon exercise of the Option and the exercise price hereof.

12.  Tax Effect of Transfer of Shares.  The Optionee hereby acknowledges that if any Shares received pursuant to the exercise of any portion of the Option are sold within two (2) years from the Date of Grant or within one (1) year from the effective date of exercise of the Option, or if certain other requirements of the Code are not satisfied, such Shares will be deemed under the Code not to have been acquired by the Optionee pursuant to an “incentive stock option” as defined in the Code; and that the Company shall not be liable to the Optionee in the event the Option for any reason is deemed not to be an “incentive stock option” within the meaning of the Code. Furthermore, the Optionee will promptly notify the Company, in writing, of any sale of Shares received through the exercise of any portion of the Option within two (2) years from the Date of Grant or within one (1) year from the effective date of exercise of the Option.

13.  Interpretation of This Agreement.  All decisions and interpretations made by the Board or the Committee, if there is a Committee, with regard to any question arising hereunder shall be binding and conclusive upon the Company and the Optionee.

14.  Discontinuance of Employment.  This Agreement shall not give the Optionee a right to continued employment with the Company or any parent or subsidiary of the Company, and the Company or any such parent or subsidiary employing the Optionee may terminate his/her employment at any time and otherwise deal with the Optionee without regard to the effect it may have upon him/her under this Agreement.

15.  Option Subject to Articles of Incorporation and Bylaws.  The Optionee acknowledges that the Option and the exercise thereof is subject to the Articles of Incorporation, as amended from time to time, and the Bylaws, as amended from time to time, of the Company, and any applicable federal or state laws, rules or regulations.

16.  Obligation to Reserve Sufficient Shares.  The Company shall at all times during the term of the Option reserve and keep available a sufficient number of Shares to satisfy this Agreement.

17.  Binding Effect. This Agreement shall be binding in all respects on the heirs, representatives, successors and assigns of the Optionee.

18.  Choice of Law.  This Agreement is entered into under the laws of the State of Delaware and shall be construed and interpreted thereunder without regard to its conflict of law principles for all matters, including fundamental or procedural laws.

19.   Change in Control.  For all purposes of this Agreement, “Change in Control” shall mean: (i)  the completion of one or more transactions by which any person or entity (and his, her or its affiliates) becomes the beneficial owner 50.1% or more of the voting power of the Company’s securities; or (ii)  any merger, consolidation or liquidation of the Company in which the Company is not the continuing or surviving company or pursuant to which stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the shares stock immediately before the merger have the same proportionate ownership of the Common Stock of the surviving company immediately after the merger; or (iii)  substantially all of the assets of the Company are sold or otherwise to parties that are not within a “controlled group of corporations” (as defined in Section 1563 of the Internal Revenue Code of 1986, as amended) in which the Company is a member at the time of such sale or transfer.

The Optionee and the Company have executed this Agreement as of the ___ day of November, 2017.

OPTIONEE:

_______________________________________

DALA PETROLEUM CORP.:

By ____________________________________

     Its __________________________________

NOTICE OF STOCK OPTION EXERCISE

Dala Petroleum Corp.

__________________

__________________

__________________

Attention: Board of Directors

Dear Sir or Madam:

I am the holder of ____________ Stock Options, granted to me under the Dala Petroleum Corp. (the “Company”) 2017 Incentive Stock Option Agreement, granted on _____________________(date of grant) for the purchase of ___________shares of $0.001 par value Common Stock of the Company (“shares”) at a purchase price of $0.20 per share.

I hereby exercise my option to purchase ___________shares, for which I have enclosed: please either enter (“cash,” “personal check,” or “Stock Certificate No.(s)) ____________________________in the total aggregate amount of __________________.  Please register my stock certificate as follows:

Name(s):____________________________________

Street Address:_______________________________

City, State & Zip Code_________________________

Social Security No. : __________________________

In connection with your acceptance of this Notice of Stock Option Exercise, I hereby represent, warrant and covenant as follows:

I am purchasing the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the “Securities Act”), or any rule or regulation under the Securities Act.

I have had such opportunity as I have deemed adequate to obtain from representatives of the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company.

I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period.

I understand that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

Very truly yours,

 ___________________________________________

Signature)